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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2006

                                 CIT GROUP INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     001-31369                65-1051192
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(State or other jurisdiction    (Commission File Number)       (I.R.S Employer
      of incorporation)                                      Identification No.)

          1211 Avenue of the Americas
               New York, New York                               10036
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    (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 536-1211

  (Former name or former address, if changed since last report.) Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Contract

On March 22, 2006, the Board of Directors of CIT Group Inc. (the "Board" and "CIT") determined that the business criteria that will be used to determine executive officer bonuses under the CIT Group Inc. Annual Bonus Plan (the "Annual Bonus Plan") for the fiscal year ending December 31, 2006 will be fiscal year net income.

The Annual Bonus Plan was approved by CIT stockholders at the 2003 annual meeting. The Annual Bonus Plan is a performance-based incentive bonus plan under which payments are based on the achievement of performance goals, generally measured over a fiscal year.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT Group Inc.

Date: March 28, 2006                       By: /s/ Joseph M. Leone
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                                               Name:  Joseph M. Leone
                                               Title: Vice Chairman & Chief
                                                      Financial Officer